UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2026

WYTEC INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-39478	46-0720717
(Commission File Number)	(I.R.S. Employer Identification No.)

19206 Huebner Road, Suite 202, San Antonio, Texas	78258
(Address of principal executive offices)	(Zip Code)

(210) 233-8980

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

☐ Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
Common Stock	WYTC	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 1. REGISTRANTS BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

On or about March 5, 2026, effective as of January 1, 2026, Wytec International, Inc., a Nevada corporation (“Wytec”), entered into amendments (the “Amendments”) with 11 of its noteholders. The Amendments (i) extend the maturity date of, and (ii) waive any default with respect to, $490,000 of outstanding 9.5% secured convertible promissory notes (including $125,000 in principal amount of such notes held by Christopher Stuart, a director of Wytec) and $50,000 of outstanding unsecured convertible promissory notes (collectively, the “Notes”), from December 31, 2025 to December 31, 2026.

In consideration for the maturity date extension, Wytec agreed to (a) extend the expiration date of the warrants issuable upon the optional conversion of the Notes from December 31, 2025 to December 31, 2026 and (b) adjust the exercise price per share of such warrants from the greater of $5.00 or 85% of the 10-day moving average of Wytec’s public trading price (if Wytec’s securities are trading on the NASDAQ Capital Market) to $1.50, provided, that 10 days after Wytec’s common stock commences trading on the NASDAQ Capital Market or equivalent or higher public securities trading market, the exercise price will be the greater of (i) $1.50 or (ii) 85% of the 10-day moving average of Wytec’s public trading price as quoted on the public securities trading market on which Wytec’s common stock is then traded with the highest volume.

Copies of the form of amendment to secured convertible promissory note and the form of amendment to convertible promissory note are attached to this Report as Exhibits 10.1 and 10.2, respectively.

SECTION 2. FINANCIAL INFORMATION

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 3. SECURITIES AND TRADING MARKETS

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in Item 1.01 is incorporated herein by reference.

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

10.1	Form of Amendment to Secured Convertible Promissory Note

10.2	Form of Amendment to Convertible Promissory Note

104	Cover Page Interactive Data File (embedded within the inline XBRL Document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WYTEC INTERNATIONAL, INC.

(Registrant)

Date: April 2, 2026	/s/ William H. Gray
William H. Gray, Chief Executive Officer

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